September 10, 2012

TOUCHSTONE INVESTMENT TRUST

Core Bond Fund

High Yield Fund

Institutional Money Market Fund

Money Market Fund

Supplement to the Statement of Additional Information Dated January 27, 2012,

as amended from time to time (“SAI”)

This Supplement updates information in the SAI relating to (1) waivers of Class A front-end sales charges, (2) the Chief Compliance Officer of Touchstone Investment Trust and (3) the Expense Limitation Agreement with respect to the Touchstone High Yield Fund.

The following replaces in its entirety the information contained in the section entitled “Other Purchase and Redemption Information” on Pages 59-60 of the Statement of Additional Information:

OTHER PURCHASE AND REDEMPTION INFORMATION

Waiver of Minimum Investment Requirements.  The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1.                           Any director, officer or other employee (and their immediate family members, as defined below) of The Western and Southern Financial Group or any of its affiliates or any portfolio advisor or service provider to the Trust.

2.                           Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.

Accounts in the Funds that opened prior to November 20, 2006 are not subject to the minimum initial investment increases that became effective on that date.

Waiver of Class A Sales Charges.  In addition to the categories of purchasers described in the Prospectus from whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1.  purchases into a Fund by any director, officer, employee (and their immediate family members, as defined below), or current separate account client of or referral by a Sub-Advisor to that particular Fund;

2.  purchases by any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group or any of its affiliates; and

3.  purchases by any employees of BNY Mellon Investment Servicing (US) Inc., who provide services for Touchstone Investments.

Exemptions must be qualified in advance by the Distributor.  At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law, and sister-in-law of a director, officer or employee.  The term “employee” is deemed to include current and retired employees.

Waiver of Class A Sales Charge for Clients of Financial Intermediaries. Touchstone has agreed to waive the Class A sales charge for clients of financial intermediaries that have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers.

Waiver of Class A Sales Charge for former Constellation Shareholders.  Shareholders who owned shares of the Touchstone Fund Group Trust (formerly Constellation Funds) as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front-end sales charge for purchases of Class A Shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Shareholders who are eligible for the sales charge waivers listed above may open an account with the Fund directly to receive the sales charge waiver.

Class Y Shares “Grandfather” Clause.  New purchases of the Class Y shares are no longer available directly through Touchstone.  Those shareholders who owned Class Y shares purchased directly through Touchstone prior to February 2, 2009 may continue to hold Class Y shares of the corresponding Fund(s). In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009.

Purchases made through Financial Institutions other than Touchstone. Purchases made through your financial institution may not be able to accommodate the additional load waivers outlined above, and in that circumstance the shareholder may need to open an account with the Fund directly in order to receive these waivers.

Purchases by shareholders who owned shares of Touchstone Funds Group Trust as of November 17, 2006 who are investing additional shares for their account or opening new accounts in any Touchstone Fund.  If you are purchasing shares through a financial intermediary, you must notify intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualifications.

Purchases in Kind.  Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment objectives and is otherwise acceptable to the Advisor.  Before purchasing shares by tendering payment in kind, an investor is urged to consult with his, her or its tax advisor regarding the tax consequences of the transaction.

Redemption in Kind.  Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund’s shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value.  If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act.  This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of each Fund during any 90-day period for any one shareholder.  If payment is made in securities, the redeeming shareholder will generally incur costs upon converting such securities to cash including brokerage costs and federal income tax on the amount by which the fair market value of the securities converted into cash exceeds the basis of the Fund shares redeemed. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

Uncashed Distribution Checks.  If you have chosen to receive your distributions in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for 90 days, your dividends may be reinvested in your account at the then current NAV and any future distributions will automatically be reinvested.  No interest will accrue on amounts represented by uncashed distribution checks.

Fund Shares Purchased by Check.  We may delay paying your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days.  If you need your money sooner, you should purchase shares by bank wire.

Low Account Balances (Only applicable for shares held through Touchstone directly).  If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you.  Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

TRUSTEES AND OFFICERS- PRINCIPAL OFFICERS

Effective September 6, 2012, Michael R. Moser replaced Joseph Melcher as Chief Compliance Officer of the Trust.  The following replaces the information on page 31 relating to the Chief Compliance Officer:

Principal Officers:

Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael R. Moser Western & Southern Financial Group 400 Broadway Cincinnati, OH Year of Birth: 1968	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since September 2012	Vice President and Chief Compliance Officer of the Western & Southern Financial Group and Chief Compliance Officer of Touchstone Advisors

(1) Each officer also holds the same office with Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.

EXPENSE LIMITATION AGREEMENT

Effective September 10, 2012, the expense limitation agreement with respect to the Touchstone High Yield Fund was amended.  The following replaces the disclosure above the expense limitation chart on pages 36 and 37:

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure certain Funds’ total annual operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business) do not exceed the contractual limits set forth below.  The contractual limits set forth below have been adjusted for each class of each Fund to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund’s average net assets during such month. These fee waivers and expense reimbursements will remain in effect until at least January 27, 2013 for the Touchstone Institutional Money Market Fund and the Touchstone Money Market Fund and until at least April 16, 2012 for the Touchstone Core Bond Fund.  The fee waivers for the Touchstone High Yield Fund will remain in effect as noted in the chart below.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Funds’ Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for a Fund.  No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount.

The following replaces the information in the chart on page 37 with respect to the Touchstone High Yield Fund:

Fund	Contractual Limit on Fund Total Operating Expenses	Termination Date
Touchstone High Yield Fund
Class A	0.99%	September 10, 2013

Class C	1.74%	September 10, 2013

Class Y	0.74%	September 10, 2013

Institutional	0.59%	September 10, 2013

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-55-TINT-SAI-1209